                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kontron Mobile Computing, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale R. Szymborski, President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Dale R. Szymborski
                                                 ------------------------
                                                 Dale R. Szymborski
                                                 President
                                                 May 15, 2003



A signed original of this written statement required by Section 906 has been provided to Kontron Mobile Computing, Inc. and will be retained by Kontron Mobile Computing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                       1